Summary Prospectus Supplement

December 7, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

Emerging Markets Breakout Nations Portfolio

The following is hereby added as the third paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies":

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

Please retain this supplement for future reference.

  IFIEMBONESGSUMPSPT 12/17